Unaudited Quarterly Results	12 Months Ended
Dec. 31, 2018
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information
Unaudited Quarterly Results of Operations
The following tables set forth certain unaudited financial data for the Company's quarterly operations in 2018 and 2017. The following information has been prepared on the same basis as the annual information presented elsewhere in this report and, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for the quarterly periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

(amounts in thousands)	(Unaudited) 2018 Quarter Ended				(Unaudited) 2017 Quarter Ended
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
Revenues	$54,253	$60,614	$62,464	$65,171	$37,428	$37,742	$38,608	$51,127
Operating loss	4,468	12,049	12,987	13,806	(26,173)	(4,734)	(2,555)	7,891

Net loss	(5,772)	800	(353)	(7,373)	(34,564)	(13,418)	(10,674)	(1,068)

Basic earnings (loss) per share	$(0.08)	$0.01	$(0.01)	$(0.11)	$(0.48)	$(0.19)	$(0.15)	$(0.01)

Diluted earnings (loss) per share	$(0.08)	$0.01	$(0.01)	$(0.11)	$(0.48)	$(0.19)	$(0.15)	$(0.01)

Basic weighted average common shares outstanding	72,702	72,494	72,749	69,387	71,735	71,804	71,936	71,702
Diluted weighted average common shares outstanding	72,702	74,718	72,749	69,387	71,735	71,804	71,936	71,702
Earnings per share for quarterly periods are based on the weighted average common shares outstanding in individual quarters; thus, the sum of earnings per share of the quarters may not equal the amounts reported for the full year.

(1)	First quarter 2017 results include a loss / write down on assets held for sale of $17.7 million.